                             LETTER OF TRANSMITTAL
                      TO ACCOMPANY SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                                TEKTRONIX, INC.
       TENDERED PURSUANT TO THE OFFER TO PURCHASE DATED JANUARY 26, 2000

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, FEBRUARY 23, 2000, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    ChaseMellon Shareholder Services, L.L.C.

                  BY MAIL:                                FACSIMILE TRANSMISSION:
          Reorganization Department                           (201) 296-4293
                 PO Box 3301                         (for Eligible Institutions Only)
         South Hackensack, NJ 07606                        Confirm by Telephone
                                                              (201) 296-4860

                  BY HAND:                                 BY OVERNIGHT COURIER:
          Reorganization Department                      Reorganization Department
                120 Broadway                                85 Challenger Road
                 13th Floor                                   Mail Stop-Reorg
             New York, NY 10271                          Ridgefield Park, NJ 07660

    THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

------------------------------------------------------------------------------------------------------
                      DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
------------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED
                  HOLDER(S)
    (PLEASE FILL IN EXACTLY AS APPEARS ON                      CERTIFICATE(S) TENDERED
               CERTIFICATE(S))                      (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF SHARES
                                                  CERTIFICATE      REPRESENTED BY    NUMBER OF SHARES
                                                  NUMBER(S)*       CERTIFICATE(S)*      TENDERED**
                                               -------------------------------------------------------

                                               -------------------------------------------------------

                                               -------------------------------------------------------

                                               -------------------------------------------------------

                                               -------------------------------------------------------
                                               TOTAL SHARES TENDERED*
------------------------------------------------------------------------------------------------------

INDICATE IN THIS BOX THE ORDER (BY CERTIFICATE NUMBER) IN WHICH SHARES ARE TO BE PURCHASED IN EVENT OF PRORATION (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY):*** SEE INSTRUCTION 9.

1ST:       ;  2ND:       ;  3RD:       ;  4TH:       ;  5TH:       ;  6TH:

--------------------------------------------------------------------------------

  * NEED NOT BE COMPLETED IF SHARES ARE DELIVERED BY BOOK-ENTRY TRANSFER.

 ** IF YOU DESIRE TO TENDER FEWER THAN ALL SHARES EVIDENCED BY ANY CERTIFICATES
    LISTED ABOVE, PLEASE INDICATE IN THIS COLUMN THE NUMBER OF SHARES YOU WISH TO TENDER. OTHERWISE, ALL SHARES EVIDENCED BY SUCH CERTIFICATES WILL BE DEEMED TO HAVE BEEN TENDERED. SEE INSTRUCTION 4.

*** IF YOU DO NOT DESIGNATE AN ORDER, IN THE EVENT LESS THAN ALL SHARES TENDERED
    ARE PURCHASED DUE TO PRORATIONS, SHARES WILL BE SELECTED FOR PURCHASE BY THE DEPOSITARY.

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN ONE OF THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE OF THOSE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    This Letter of Transmittal is to be used only (a) if certificates for Shares (as defined below) are to be forwarded with it (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or (b) if a tender of Shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase.

    Shareholders who desire to tender Shares pursuant to the Offer and who cannot deliver the certificates for their Shares (or who are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by this Letter of Transmittal to the Depositary at or before the Expiration Date (as defined in the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

/ /  CHECK HERE IF ANY CERTIFICATE REPRESENTING SHARES TENDERED HEREBY HAS BEEN
    LOST, STOLEN, DESTROYED OR MUTILATED. SEE INSTRUCTION 15.

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _________________________________________________

Account Number: ________________________________________________________________

Transaction Code Number: _______________________________________________________

/ /  CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): _______________________________________________

Date of Execution of Notice of Guaranteed Delivery: ____________________________

Name of Institution Which Guaranteed Delivery: _________________________________

Account Number: ________________________________________________________________

                                    ODD LOTS
                              (SEE INSTRUCTION 8)

    To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Shares.

    On the date hereof, the undersigned either (check one box):

/ / owned beneficially or of record an aggregate of fewer than 100 Shares, and is tendering all of such Shares, or

/ /  is a broker, dealer, commercial bank, trust company or other nominee which:

    (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and

    (b) believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

    In addition, the undersigned is tendering Shares either (check one box):

/ / at the Purchase Price (defined below), as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share below), or

/ / at the price per Share indicated below under "Price (in Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal.

TO CHASEMELLON SHAREHOLDER SERVICES, L.L.C.:

    The undersigned hereby tenders to Tektronix, Inc., an Oregon corporation (the "Company"), the above-described shares of the Company's Common Stock (the "Shares") (including the associated Preferred Stock Purchase Rights (the "Rights") issued pursuant to the Rights Agreement dated as of August 16, 1990 between the Company and ChaseMellon Shareholder Services, L.L.C.) at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase dated January 26, 2000, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"). Unless the context requires otherwise, all references herein to Shares include the associated Rights.

    Subject to and effective on acceptance for payment of the Shares tendered hereby in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all Shares tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned with respect to such Shares (with the full knowledge that the Depositary also acts as the agent of the Company), with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

        (a) deliver certificates for Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

        (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

        (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

    The undersigned hereby covenants, represents and warrants to the Company that:

        (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (ii) such tender of Shares complies with Rule 14e-4;

        (b) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

        (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

        (d) the undersigned has read and agrees to all of the terms of the Offer.

    The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

    The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not greater than $44.00 nor less than $39.00 per Share) (the "Purchase Price") that it will pay for Shares properly tendered and not withdrawn pursuant to the Offer, taking into account the number of Shares so tendered and the prices specified by tendering shareholders. The undersigned understands that the Company will select the Purchase Price which will allow it to buy 7,954,545 Shares (or such lesser number of Shares as are properly tendered at prices not greater than $44.00 nor less than $39.00 per Share) pursuant to the Offer. The undersigned understands that all Shares properly tendered at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the Offer, including its odd lot preferences and proration provisions, and that the Company will return all other Shares, including Shares tendered and not withdrawn at prices greater than the Purchase Price and Shares not purchased because of proration as promptly as practicable following the Expiration Date.

    The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

    The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The check for the aggregate net Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below. The undersigned acknowledges that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares tendered by book-entry transfer if the Company does not purchase any of such Shares.

    All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
                              CHECK ONLY ONE BOX.
            IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED
                     (EXCEPT AS OTHERWISE PROVIDED HEREIN),
                      THERE IS NO PROPER TENDER OF SHARES.

                                                 PRICE (IN DOLLARS) PER SHARE AT
                                                 WHICH SHARES ARE BEING TENDERED
/ /        $39.00           / /  $40.00           / /  $41.00           / /  $42.00           / /  $43.00           / /   $44.00
/ /         39.125          / /   40.125          / /   41.125          / /   42.125          / /   43.125
/ /         39.25           / /   40.25           / /   41.25           / /   42.25           / /   43.25
/ /         39.375          / /   40.375          / /   41.375          / /   42.375          / /   43.375
/ /         39.50           / /   40.50           / /   41.50           / /   42.50           / /   43.50
/ /         39.625          / /   40.625          / /   41.625          / /   42.625          / /   43.625
/ /         39.75           / /   40.75           / /   41.75           / /   42.75           / /   43.75
/ /         39.875          / /   40.875          / /   41.875          / /   42.875          / /   43.875

                    IF PORTIONS OF SHARE HOLDINGS ARE BEING
                        TENDERED AT MORE THAN ONE PRICE,
                      USE A SEPARATE LETTER OF TRANSMITTAL
                           FOR EACH PRICE SPECIFIED.
                              (SEE INSTRUCTION 5)

-------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)

      To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.
  Issue                     / / Check                     / / Certificates to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)
  Address: ___________________________________________________________________
  ____________________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

   __________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

   / / Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:

  Account No.: _______________________________________________________________
                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 4, 6 AND 10)

      To be completed ONLY if certificates for Shares not tendered or not purchased, and/or any check for the Purchase Price of Shares purchased are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

  Deliver                    / / Check                    / / Certificates to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

--------------------------------------------------------------------------------

                            SHAREHOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 6)

             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

      Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with the Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 6.

  ____________________________________________________________________________

  ____________________________________________________________________________

                                 (SIGNATURE(S))

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (full title): _____________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  Area Code and Telephone Number: ____________________________________________

  Dated: ________________________________, 2000

  Tax ID No. or Social Security No.: _________________________________________

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

  Authorized Signature: ______________________________________________________

  Name(s): ___________________________________________________________________
                                 (PLEASE PRINT)

  Title: _____________________________________________________________________

  Name of Firm: ______________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

  Area Code and Telephone Number: ____________________________________________

  Dated: ________________________________, 2000

  Tax ID No. or Social Security No.: _________________________________________
--------------------------------------------------------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
                     FORMING PART OF THE TERMS OF THE OFFER

    1.  GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

        (a) this Letter of Transmittal is signed by the registered holder of the Shares exactly as the name of the registered holder appears on the certificate (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

        (b) such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "Eligible Guarantor Institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each such entity, an "Eligible Institution").

    In all other cases, signatures must be guaranteed by an Eligible Institution. See Instruction 6.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an Agent's Message, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase).

    The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant.

    Shareholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary on or before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, the certificates for all physically tendered shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile of it), or an Agent's Message, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in
Section 3 of the Offer to Purchase.

    The Notice of Guaranteed Delivery may be delivered by hand or transmittal by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

    The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

    3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificates will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" box or "Special Delivery Instructions" box in this Letter of Transmittal, as promptly as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificates listed and delivered to the Depositary will be deemed to have been tendered.

    5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be properly tendered, the shareholder MUST check the box indicating the price per Share at which such holder is tendering Shares under "Price (in Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal, provided however, that an Odd Lot Owner (as defined in Instruction 8) may check the box above in the section entitled "Odd Lots" indicating that such holder is tendering all of such holder's Shares at the Purchase Price. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED (EXCEPT AS OTHERWISE PROVIDED HEREIN), THERE IS NO PROPER TENDER OF SHARES. A shareholder wishing to tender portions of such holder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such holder wishes to tender each such portion of such holder's Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

    6.  SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

        (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates) without any change whatsoever.

        (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

        (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.

        (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made or the certificates for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Guarantor. See Instruction 1.

        (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the Company of their authority so to act.

    7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

        (a) payment of the Purchase Price is to be made to any person other than the registered holder(s);

        (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

        (c) tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account thereof, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

    8. ODD LOTS. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered by any shareholder who owned of record or owned beneficially an aggregate of fewer than 100 Shares, and who tenders all of such holder's Shares at or below the Purchase Price (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed.

    9. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the shares purchased. See Sections 1 and 13 of the Offer to Purchase.

    10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 6.

    11. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

    12. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address set forth below. You may also contact the Dealer Manager or your broker, dealer, commercial bank or trust company for assistance concerning the Offer. To confirm delivery of your Shares, you are directed to contact the Depositary.

    13. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a shareholder whose tendered Shares are accepted for purchase, or such shareholder's assignee (in either case, the "Payee"), provide the Depositary with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received pursuant to the Offer. If withholding results in an overpayment of taxes, a refund may be obtained. To prevent backup withholding, each Payee must provide such Payee's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding. If the Payee does not have a TIN, such Payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee does not provide such Payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until such Payee furnishes such Payee's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future. If Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report. Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed IRS Form W-8 Certificate of Foreign Status or a Substitute Form W-8, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Depositary.

    14. WITHHOLDING ON NON-UNITED STATES HOLDER. The following discussion applies to any "non-U.S." shareholder, that is a shareholder that, for U.S. federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, a foreign estate or a foreign trust. A non-U.S. shareholder who has provided the necessary certification to the Depositary will not be subject to backup withholding. However, non-U.S. shareholders generally are subject to withholding under Internal Revenue Code sections 1441 or 1442 at a rate of 30% of the gross payments. If a shareholder's address is outside the U.S., and if the Depositary has not received a Substitute Form W-9 or other appropriate certification of non-foreign status from that shareholder, under current Treasury Regulations the Depositary will assume that the shareholder is a non-U.S. shareholder. The general 30% withholding rate may be reduced under a tax treaty, if appropriate certification is furnished to the Depositary. A non-U.S. shareholder may also obtain exemption from withholding by delivering to the Depositary appropriate certification that the gross proceeds are effectively connected with the conduct of a trade or business within the U.S. A non-U.S. shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such holder meets those tests described in
Section 13 that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due. NON-UNITED STATES HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

    15. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If any certificate representing Shares has been lost, stolen, destroyed or mutilated, the shareholder should promptly notify the Depositary by checking the box set forth above and indicating the number of Shares so lost, stolen, destroyed or mutilated. Such shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. Shareholders may contact the Depositary at (800) 270-3449 to expedite such process.

 IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED PHOTOCOPY OF IT (TOGETHER WITH CERTIFICATE(S) FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR BEFORE THE EXPIRATION DATE.

---------------------------------------------------------------------------------------------------------------
                            PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
---------------------------------------------------------------------------------------------------------------

              SUBSTITUTE                     NAME/ADDRESS:
               FORM W-9

                                             ------------------------------------------------------------------
      DEPARTMENT OF THE TREASURY             PART 1(A)--PLEASE PROVIDE          TIN
       INTERNAL REVENUE SERVICE              YOUR TIN IN THE BOX AT RIGHT       (SOCIAL SECURITY NUMBER OR
     PAYER'S REQUEST FOR TAXPAYER            AND CERTIFY BY SIGNING AND         EMPLOYER IDENTIFICATION NUMBER)
    IDENTIFICATION NUMBER ("TIN")            DATING BELOW
           AND CERTIFICATION

                                             ------------------------------------------------------------------

                                             PART 1(B)--PLEASE CHECK THE BOX AT THE RIGHT IF YOU HAVE APPLIED
                                             FOR AND ARE AWAITING RECEIPT OF YOUR TIN OR
                                             INTEND TO APPLY FOR A TIN IN THE NEAR FUTURE / /
                                             ------------------------------------------------------------------

                                             PART 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                                             PLEASE WRITE "EXEMPT" HERE
                                             (SEE INSTRUCTIONS) ------------------------------------

                                             ------------------------------------------------------------------
                                             PART 3--CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT
                                             (X) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TIN (OR I AM
                                             WAITING FOR A NUMBER TO BE ISSUED TO ME), AND (Y) I AM NOT SUBJECT
                                             TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP
                                             WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL
                                             REVENUE SERVICE (THE "IRS") THAT I AM SUBJECT TO BACKUP
                                             WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR
                                             DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER
                                             SUBJECT TO BACKUP WITHHOLDING.

                                             SIGNATURE ------------------  DATE ------------------, 2000

---------------------------------------------------------------------------------------------------------------

    You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (Y) of Part 3. (Also see Certification under Specific Instructions in the enclosed Guidelines.)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(b) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND THAT I MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE (OR I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE). I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYER, 31 PERCENT OF ALL PAYMENTS MADE TO ME PURSUANT TO THIS OFFER SHALL BE RETAINED UNTIL I PROVIDE A TAX IDENTIFICATION NUMBER TO THE PAYER AND THAT, IF I DO NOT PROVIDE MY TAXPAYER IDENTIFICATION NUMBER WITHIN SIXTY (60) DAYS, SUCH RETAINED AMOUNTS SHALL BE REMITTED TO THE IRS AS BACKUP WITHHOLDING AND 31 PERCENT OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD AND REMITTED TO THE IRS UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER.

 ___________________________________________________________   ___________, 2000

                              SIGNATURE                          DATE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    Facsimile copies of the Letter of Transmittal will be accepted from Eligible Institutions. The Letter of Transmittal and certificates for shares and any other required documents should be sent or delivered by each tendering shareholder or his broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

    Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address set forth below. You may also contact the Dealer Manager or your broker, dealer, commercial bank or trust company for assistance concerning the Offer. To confirm delivery of your Shares, you are directed to contact the Depositary.

                           The Information Agent is:
                    CHASEMELLON CONSULTING SERVICES, L.L.C.
                        450 West 33rd Street, 14th Floor
                            New York, New York 10001
                     Banks and Brokers Call (212) 273-8093
                                       or
                All Others Please Call Toll Free (888) 224-2745

                             The Dealer Manager is:
                              SALOMON SMITH BARNEY
                              390 Greenwich Street
                            New York, New York 10013
                                 (800) 996-7920